Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trevi Therapeutics, Inc. (the “Company”) for the period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jennifer L. Good, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2021	By:	/s/ Jennifer L. Good
Jennifer L. Good
President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)